UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2006

Date of Report (Date of earliest event reported)

Commission File Number: 000-26969

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SVC FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Colorado                                                                                                      84-1343219

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

 235 Montgomery Street, Suite 956, San Francisco, California 94104

(Address of principal executive offices)

(866) 370-9600

(Issuer's telephone number, including area code)

if changed since last report)

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 8.01    Other Events

    Effective May 17, 2006, SVC Financial Services, Inc. ("SVC" or the "Company") accepted the resignation of Christopher Sorenson as Interim President and Chief Executive Officer of the Company.  Additionally, the Company has ceased operations pending additional financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2006

SVC FINANCIAL SERVICES,  INC.

/s/ Robert Gold

Robert Gold

Chairman of the Board of Directors